Exhibit 10.42

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of September 25, 2025, between Cycurion, Inc., a Delaware corporation, with headquarters located at 1640 Boro Place, Fourth Floor, McLean, Virginia 22102 (the “Company”), and RCR Technology Corporation, Inc., an Indiana corporation, with headquarters located at 9450 N. Meridian Street, Suite 300, Indianapolis, Indiana 46260 (the “Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Purchaser desires to sell to the Company, and the Company desires to purchase from the Purchaser, certain receivables identified in Exhibit A hereto (the “Receivables”), in exchange for 248,006 restricted shares (the “Purchased Stock”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), to be determined as set forth in this Agreement; and stock transferred is valued at $2.1 Million.

WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from registration afforded by the rules and regulations promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”);

NOW, THEREFORE, in consideration of these presents, and for such other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

1.	Sale and Issuance of the Shares of Purchased Stock

a. Transfer of Receivables and Issuance of Common Stock. On the Closing Date (as defined below), the Purchaser shall sell, assign, transfer, and deliver to the Company all of the Purchaser’s right, title, and interest in and to the Receivables, free and clear of all liens and encumbrances, and the Company shall sell, issue, and deliver to the Purchaser the shares of Purchased Stock in connection therewith.

b. Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at such time and place as may be agreed upon by the Parties. The date on which the Closing occurs is referred to herein as the “Closing Date.”

2. The Purchaser’s Representations and Warranties. The Purchaser hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

a. Organization/Authority. The Purchaser is an entity duly incorporated or formed, validly existing, and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate power, and authority to enter into and to consummate the transactions contemplated herein and otherwise to carry out its obligations hereunder and thereunder.

b. Understandings or Arrangements. The Purchaser understands that the shares of Purchased Stock are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law. The Purchaser is acquiring the shares of Purchased Stock as principal for its own account and not with a view to or for distributing or reselling the shares of Purchased Stock or any part thereof in violation of the Securities Act or any applicable state securities law, and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of the shares of Purchased Stock in violation of the Securities Act or any applicable state securities law (this representation and warranty does not limit Purchaser’s right to sell such Securities pursuant to a registration statement or otherwise in compliance with applicable federal and state securities laws).

c. Accredited Investor Status. As of the date hereof, the Purchaser is an “accredited investor”, as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12), or (a)(13) under the Securities Act.

d. Reliance on Exemptions. The Purchaser understands that the shares of Purchased Stock are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser compliance with, the representations, warranties, agreements, acknowledgments, and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the shares of Purchased Stock.

e. Receivables in Ordinary Course; No Prior Transfer. The Purchaser represents that the Receivables were generated in the ordinary course of its business, remain outstanding, and have not been sold, assigned, pledged, hypothecated, or otherwise transferred to any third party or entity. The Receivables are owned free and clear by the Purchaser, are freely transferrable to the Company, and, upon their delivery to the Company, will be owned by the Company free of any third- party rights therein.

f. Reserved.

g. Removal of Legends. The Purchaser understands that the shares of Purchased Stock have not been registered under the Securities Act; and may bear a restrictive legend in substantially the following form:

THE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR QUALIFIED WITH THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND FROM QUALIFICATION UNDER ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY THESE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the Purchaser, if, unless otherwise required by applicable state securities laws, (a) the shares of Purchased Stock are registered for sale under an effective registration statement filed under the Securities Act or otherwise may be sold pursuant to an exemption from registration without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) the Purchaser provides the Company with an opinion of counsel, in form, substance, and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of the shares of Purchased Stock may be made without registration under the Securities Act, which opinion shall be accepted by the Company so that the sale or transfer is effected. The Purchaser agrees that it will sell the shares of Purchased Stock, including those represented by a certificate(s) from which the legend has been removed, only in compliance with applicable prospectus delivery requirements, if any.

h. Authorization; Enforcement. This Agreement has been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of the Purchaser, and this Agreement constitutes a valid and binding agreement of the Purchaser enforceable in accordance with its terms.

3. Representations and Warranties of the Company. The Company represents and warrants to the Purchaser that:

a. Organization and Qualification. The Company and each of its Subsidiaries (as defined below), if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated, and conducted. “Subsidiaries” means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.

b. Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby and thereby and to issue the shares of Purchased Stock, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement and the consummation by it of the transactions contemplated hereby and thereby has been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required, (iii) this Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly, and (iv) this Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

c. Capitalization. As of the date hereof, the authorized capital of the Company consists of 70,000,000 shares of Common Stock, $0.0001 par value per share, of which [*] shares are issued and outstanding; 10,000 shares of Series A Convertible Preferred Stock, of which 10,000 shares are issued and outstanding; 200,000 shares of Series B Convertible Preferred Stock, of which 42,108 shares are issued and outstanding; 200,000 shares of Series C Convertible Preferred Stock, of which no shares are issued and outstanding; 75,000 shares of Series D Convertible Preferred Stock, of which no shares are issued and outstanding; and 10,000 shares of Series G Convertible Preferred Stock, of which 3,133 shares are issued and outstanding (all of such Series of Preferred Stock, the “Preferred Stock”). All of such outstanding shares of capital stock are duly authorized, validly issued, fully paid, and non-assessable.

d. Issuance of the shares of Purchased Stock. The shares of Purchased Stock are duly authorized and reserved for issuance in accordance with its respective terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims, and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability upon the Purchaser thereof.

e. No Conflicts. The execution, delivery, and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration, or cancellation of, any agreement, indenture, patent, patent license, or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations, and violations as would not, individually or in the aggregate, have a Material Adverse Effect). “Material Adverse Effect” means any material adverse effect on the business, operations, assets, financial condition, or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. The shares of Purchased Stock are subordinate to all currently issued and outstanding shares of Preferred Stock, each as noted in its respective Certificate of Designation.

f. SEC Documents; Financial Statements. The Company has filed all reports, schedules, forms, statements, and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). As of their respective dates or if amended, as of the dates of the amendments, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof). As of their respective dates or if amended, as of the dates of the amendments, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). The Company is subject to the reporting requirements of the Exchange Act.

g. Absence of Certain Changes. Since December 31, 2024, except as set forth in the SEC Documents, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations, prospects, or Exchange Act reporting status of the Company or any of its Subsidiaries.

h. Absence of Litigation. Except as set forth in the SEC Documents, there is no action, suit, claim, proceeding, inquiry, or investigation before or by any court, public board, government agency, self-regulatory organization, or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their respective officers or directors in their capacity as such, that could have a Material Adverse Effect. The Company and its Subsidiaries are unaware of any facts or circumstances that might give rise to any of the foregoing.

i. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the shares of Purchased Stock to the Purchaser. The issuance of the shares of Purchased Stock to the Purchaser will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of any stockholder approval provisions applicable to the Company or its securities.

j. No Brokers. The Company has not taken any action that would give rise to any claim by any person for brokerage commissions, transaction fees, or similar payments relating to this Agreement or the transactions contemplated hereby.

k. No Investment Company. The Company is not, and upon the issuance and sale of the shares of Purchased Stock as contemplated by this Agreement will not be, an “investment company” required to be registered under the Investment Company Act of 1940 (an “Investment Company”). The Company is not controlled by an Investment Company.

4. Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent to issue certificates, or book entry notation, registered in the name of the Purchaser for the shares of Purchased Stock. Prior to registration of the shares of Purchased Stock under the Securities Act or the date on which the shares of Purchased Stock may be sold pursuant to an exemption from registration, all such certificates or book entry notations shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that: (i) no instruction will be given by the Company to its transfer agent and that the shares of Purchased Stock shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement; (ii) it will not direct its transfer agent not to transfer or delay, impair, and/or hinder its transfer agent in transferring (or issuing)(electronically or in certificated form) any certificate for shares of Purchased Stock to be issued to the Purchaser; and (iii) it will not fail to remove (or direct its transfer agent not to remove or impair, delay, and/or hinder its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) when required by this Agreement. If the Purchaser provides to the Company and the Company’s transfer, at the cost of the Purchaser, with an opinion of counsel in form, substance, and scope customary for opinions in comparable transactions, to the effect that a public sale or transfer of the shares of Purchased Stock may be made without registration under the Securities Act, the Company shall permit the transfer free from restrictive legend, in such name and in such denominations as specified by the Purchaser.

5. Conditions to the Company’s Obligation to Sell and Issue the Shares of Purchased Stock. The obligation of the Company to sell and issue shares of Purchased Stock to the Purchaser at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole and absolute discretion:

a. The Purchaser shall have executed and delivered this Agreement to the Company.

b. The Purchaser shall have delivered the Receivables in accordance with Section 1(a), above.

c. The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Purchaser shall have performed, satisfied, and complied in all material respects with the covenants, agreements, and conditions required by this Agreement to be performed, satisfied, or complied with by the Purchaser at or prior to the Closing Date.

d. No litigation, statute, rule, regulation, executive order, decree, ruling, or injunction shall have been enacted, entered, promulgated, or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby that prohibits the consummation of any of the transactions contemplated by this Agreement.

6. Conditions to the Purchaser’s Deliver the Receivables to the Company. The obligation of the Purchaser to sell, assign, transfer, and deliver to the Company all of the Purchaser’s right, title, and interest in and to the Receivables, free and clear of all liens and encumbrances at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the Purchaser’s sole benefit and may be waived by the Purchaser at any time in its sole and absolute discretion:

a. The Company shall have executed and delivered this Agreement to the Purchaser.

b. The Company shall have received the Receivables in accordance with Section 1(a), above.

c. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Company shall have performed, satisfied, and complied in all material respects with the covenants, agreements, and conditions required by this Agreement to be performed, satisfied, or complied with by the Company at or prior to the Closing Date.

d. No litigation, statute, rule, regulation, executive order, decree, ruling, or injunction shall have been enacted, entered, promulgated, or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby that prohibits the consummation of any of the transactions contemplated by this Agreement.

7. Governing Law; Miscellaneous.

a. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Virginia without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the United States District Court for the Eastern District of Virginia or the Fairfax Circuit Court. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Company and the Purchaser waives trial by jury. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action, or proceeding in connection with this Agreement or any related document or agreement by mailing a copy thereof via registered mail or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

b. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

c. Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d. Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

e. Entire Agreement; Amendments. This Agreement and any instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant, or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the other party.

f. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, addressed as set forth below or to such other address as such party shall have specified most recently by written notice, or (iv) delivered by confirmed e-mail to such party’s e-mail address. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received), (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur, or (c) upon e-mail delivery at the e-mail address designated below (if delivered on a business day during normal business hours), or the first business day following such delivery (if delivered other than on a business day during normal business hours). The addresses for physical communications shall be as set forth in the heading of this Agreement. The addresses for electronic communications shall be as set forth on the signature page hereof. Each party shall provide notice to the other party of any change in address.

g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other, which may be withheld, delayed, denied, or conditioned by such party.

h. Survival. The representations and warranties of each party and the agreements and covenants set forth in this Agreement shall survive the Closing notwithstanding any due diligence investigation conducted by or on behalf of either party. Each party shall indemnify and hold harmless the other party from and against any and all losses, liabilities, damages, claims, costs, and expenses (including reasonable attorneys’ fees) to the extent arising out of or resulting from (i) any breach of any representation or warranty made by the other party in this Agreement or (ii) any breach or non- fulfillment of any covenant or agreement of the other party contained in this Agreement. In no event shall any party be liable under this Section for consequential, special, or punitive damages, except to the extent awarded to a third party in connection with a claim subject to indemnification hereunder.

i. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments, and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against either party.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CYCURION, INC.

By:	/s/ Alvin McCoy, III
Name:	Alvin McCoy, III	E-Mail: alvin.mccoy@cycurion.com
Title:	Chief Financial Officer

RCR TECHNOLOGY CORPORATION, INC.

By:	/s/ Robert Reed
Name:	Robert Reed	E-Mail: rreed@rcrtechnology.com
Title:	Chief Executive Officer

EXHIBIT A

Cycurion is acquiring $2,137,000 in outstanding SLG A/R from RCR Technology Corporation.